(FORM OF PROXY CARD - FRONT)

                         URSTADT BIDDLE PROPERTIES INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 14, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF URSTADT BIDDLE PROPERTIES INC.

The undersigned hereby constitutes and appoints Willing L. Biddle and Thomas D. Myers, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and vote all Common Stock or Class A Common Stock, par value $.01 per share, as applicable, of Urstadt Biddle Properties Inc. (the "Company") held of record as of the close of business on January 29, 2001, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency Greenwich, Old Greenwich, Connecticut, on Wednesday, March 14, 2001, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THREE DIRECTORS OF THE COMPANY TO SERVE FOR THREE YEARS, AS SET FORTH IN PROPOSAL 1, AND (II) FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE ENSUING FISCAL YEAR, AS SET FORTH IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting.

(Continued and to be signed and dated on reverse side.)

(Form of Proxy Card - Reverse)


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THESE PROPOSALS.


PROPOSAL 1. To elect three Directors to serve for three years.

    FOR all nominees        WITHHOLD AUTHORITY to vote             EXCEPTIONS*
    listed below    [_]     for all nominees listed below  [_]         [_]


Nominees to serve for three years:  Willing L. Biddle, E. Virgil Conway and Charles D. Urstadt

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*EXCEPTIONS:      _________________________________________


PROPOSAL 2. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for one year.

                     FOR [_]     AGAINST [_]     ABSTAIN [_]


Change of address and/or comments mark here [_]

Please sign name exactly as shown. When there is more than one holder, each should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

Dated: ________________________________

Signature(s):     ________________________________

                  ________________________________

PLEASE VOTE AND SIGN ON THIS SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. DO NOT FORGET TO DATE YOUR PROXY.

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK

                           February 2, 2001

Dear Stockholder:

     Enclosed is a copy of the 2000 Annual Report for Urstadt Biddle Properties Inc. Please take some time to review the report at your convenience. To minimize the cost of mailing our Annual Meeting material and avoid duplicate distribution of this report to stockholders who own both the Common Stock and the Class A Common Stock of the Company, the Annual Report has been mailed apart from other materials. You will be receiving a separate mailing containing a Proxy Statement and voting card for each class of stock you own. Holders of both Common Stock and Class A Common Stock will receive two envelopes. Your proxy is important. Please take time to date, sign and mail your proxy card(s) promptly after they are received.



                   Sincerely,

                   /s/ Thomas D. Myers
                   -------------------
                       Thomas D. Myers
                       Secretary